Can B Corp

A Health & Wellness Company

B Healthy

2020 INVESTMENT PRESENTATION

OTCQB: CANB

B Well

DISCLAIMER AND FORARD LOOKING STATEMENTS

This Slide Deck PowerPoint Presentation contains only preliminary information regarding our Company and should be read in conjunction with the subscription agreement The Company and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the Safe Harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods.

Examples of forward-looking statements include, among others, statements we make regarding: guidance relating to net income and net income per share; expected operating results, such as revenue growth and earnings; anticipated levels of capital expenditures for the fiscal year; current or future volatility in the credit markets and future market conditions; our belief that we have sufficient liquidity to fund our business operations as planned; expectations of the effect on our financial condition of claims, litigation, contingent liabilities and governmental and regulatory investigations and proceedings; strategy for growth, product development, market position, financial results and reserves; strategy for risk management. Forward-looking statements are neither historical facts nor assurances of future performance.

Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control.

Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward- looking statements include, among others, the following: economic and financial conditions, continued volatility in the capital or credit markets; the adequacy of our cash flow and earnings and other conditions; developments and changes in laws and regulations.

Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

This overview is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in CANB. Any such offer will be made only pursuant to the Company's Regulation A or other offering. This overview may include or be based in part on projections, valuations, estimates and other financial data supplied by third parties, which has not been verified by CANB. This information should not be relied upon for the purpose of investing in the Company or for any other purpose. Any information regarding projected or estimated investment returns are estimates only and should not be considered indicative of the actual results that may be realized or predictive of the performance of the Company. The information contained herein has been prepared by management of the company to assist interested parties in making their evaluation of the Company and does not purport to contain all of the information that a party may desire. In all cases, interested parties should conduct and rely on their own investigation and analysis of the Company and the data set forth herein. All information contained herein is the confidential and proprietary information of the Company and as such, cannot be disclosed, reproduced or distributed without the prior written consent of the CEO of the Company.

The statements made within this presentation have not been evaluated by the U.S. Food and Drug Administration. These statements and the products of this Company are not intended to diagnose, treat, cure or prevent any disease.

Who We Are...

CanBCorp
A Health & Wellness Company

- A Health & Wellness Company
- Highest Quality THC Free CBD
- CBD production company
- Cultivation & Processing Licenses
- Unique resource for Medical devices
- Consumer Lifestyle Brand Marketer
- Vertically Integrated

Investment Highlights

CanBCorp
A Health & Wellness Company

- Deployment and engagement of Niche and Broader Consumer Go-to-Market Strategies for CBD Products
- Business is Vertically Integrated – Seed to Sale
- Medical Device division poised to capitalize on addressing the opioid crisis and aging population
- White-Label Business projected to grow 10-fold over 3-years
- Lifestyle Branded Business launching with iconic All-American brand.

Actual 3-year Revenue CAGR

+1,800%

CBD

Leverage **$22 Billion** Industry

Projected Revenue Positive YOY

Health & Wellness

Leverage **$6 Trillion** Industry

Operational Overview…

Can B Corp — A Health & Wellness Company

Can B Corp. Corporate Structure-2020


OPERATING DIVISIONS
Pure Health Products, LLC
Green Grow Farms, Inc.
Duramed, Inc.
CBD Branded Marketing
White Label CBD Products Sales & Ops
Lifestyle Branded Marketing
2 Cultivation Grow Licenses in NY
Processing / Extraction Registration in NY
1 million Sq. Ft Greenhouse. JV Pending in LI NY
No Fault Insurance
Medicare & Workman's Comp
Pain Mgmt. Medical

CBD Branded Marketing

Pure health PRODUCTS

CanB Corp
A Health & Wellness Company

CANBIOLA

Primary Distribution Channel:
Doctors & Medical Facilities.

Positioning:
Recommended by more doctors than any other brand.

Strategies:	Tactics:
MD & Medical Office Referral Program	Provide financial purchase incentives for MD's and Patients
Reinforce implied MD endorsement	Sold only to MD and Medical Offices
Build Industry Presence and Influence	Attend Key Trade Show and Conventions
Expand coverage in key markets	Hire Local Sales Representatives

PURE LEAF OIL

Primary Distribution Channels:
DTC | Online | Retail

Positioning:
The CBD that's right for me.

Strategies:	Tactics:
Broad Consumer Mass Marketing	Direct to Consumer via Web and Email
Word-of-Mouth and Influencer Marketing	Free & Discounted product for Referrals
Online Mass Marketing	Amazon Distribution
Key Account Marketing	Incentive Programs for Distributors and Retailers

SEVEN CHAKRAS

Primary Distribution Channel:
Spas & Salons

Positioning:
The CBD that Empowers Me

Strategies:	Tactics:
Focus on Major Hospitality Spas (Casinos | Hotels)	Leverage distributors serving the channel
Cruise Ship Spa Program	Direct Sales Team with Custom POS offering
Health Clubs & Salons	Deep Discounts to Retailers | Heavy Sampling

Target Revenue Growth
2019 v. 2020
+ 200%

Target Revenue Growth
2019 v. 2020
+ 400%

Target Revenue Growth
2019 v. 2020
+1,000%

CBD White-Label Sales & Marketing


YOUR
BRAND
HERE

In House Research & Development Laboratory

Packing & Packaging
- *High Speed and Automated*

Manufacturing
- *GMP Compliant, Clean Room Facility*

Legal & Compliance
- *Label & Product Certification*

Key Strategies and Tactics

Introducing CBD skincare &topicals

Leveraging New Distribution Channel
- *3700 independent pharmacies*

Engage Commission Based Pharma Sales Force

Lifestyle Branded Marketing

+LIFEGUARD®

CanB Corp launching **LIFEGUARD®** branded topicals, beverages and ingestible products– with and without infused CBD under a Licensing Agreement.

Comparable to lifestyle brands like FUBU, adidas, and Nike, among others, LIFEGUARD will reflect the values, aspirations, interests, attitudes, and opinions of its highly engaged audience. LIFEGUARD will inspire, guide, and motivate fans, with the goal of their products contributing to their lives.

[redacted]


LIP BALM
SPF 30
New from LIFEGUARD
LIFEGUARD SUNGUARD


LIFEGUARD + H2O
New from LIFEGUARD
LIFEGUARD SUNGUARD

Key Strategies and Tactics

Leverage Existing Distribution Channels for Lifeguard Apparel Brand

In-store Merchandising with Free-Standing "LifeGuard Chair" Display

Sponsorship of Local Fairs, Concerts, Beach, and Club Events

Sampling | Sampling | Sampling

Local Influencer Marketing

Lifestyle Branded Marketing

CanB SUPERFOODS

pure health PRODUCTS

Launched Mid- 2020:
CanB SUPERFOODS is a recognized health and wellness powdered instant mix containing some of the world's most powerful natural ingredients.

+Antioxidants

+Healthy Fats

+Low Calorie

+Fiber

+Phytochemicals

Meal or a Snack


NEW!
CanB
SUPERFOODS
Vegan & Non GMO
No Preservatives
No Artificial Flavoring
Made with Raw Foods
MADE WITH REAL WHOLE FOOD SUPERFOODS. NOT EXTRACTS!


30
CanB
SUPERFOODS
CACAO
CHOCOLATE

The portable packaging and shaker cup makes for an easy add into your smoothie, at home, work, or on the go anywhere.

Focus

Recovery

Endurance

Portable

Affordable

Convenient

Manufacturing, R&D & Innovation

Pure health™ PRODUCTS

CanB Corp
A Health & Wellness Company

Class 7 Clean Room provides ability to service larger customers more profitably.

Source All of Our Own Raw Materials.

- No 3rd Party Vendors

- **PROPRIETARY NANO TECHNOLOGY**
  (Molecule to 30 nanometers = 450% + absorption)
- PHP State of the Art Facility
- Increasing production capacity 30x for tinctures
- Increasing production capacity 10x for powder/salves
- Meets and Exceeds New FDA standards
- GMP Compliant- Clean Room Environment
- High Speed Automated Production and Lab Facility

Use our Own Isolate Extracted from Our Own NY State Licensed Hemp Farm

3rd Party Lab Certificate of Analysis Posted on Web Site for All Products

VERTICALLY INTEGRATED

Grow/ Cultivate/ Process/ Extract

Green Grow Farms, Inc.

- Two NY Grow/Cultivation Licenses
- Processing and Extraction Registration with New York State
- For Contract Grow- Pending Joint Venture -**1 Million Sq. Ft.** Greenhouse on Long Island, NY
- Controlled Environment for seed propagation & clones
- Farm partners on lease/profit share program for growing
- Developing auto packaging for bulk & pre-roll


THAT'S FIRE
CBD





VERTICALLY INTEGRATED



Pain Management & Injury Recovery Medical Equipment

DuraMed
wearable bioelectric devices

Can B Corp
A Health & Wellness Company

2020 / 21 MAJOR STRATEGIC INITATIVES

Worker's Compensation

Expansion and increased leverage against profitable and growing market.



sam

Expand Medical Device Offerings

Acquire other lines of pain management and injury recovery devices. Support quicker return to work episodes and reduce reliance on opioids.

In-House Billing

Establish internal operations to increase control and profitability of billing and collections



Pain Management & Injury Recovery

Accelerate healing, reduce pain & improve injury recovery.



Corporate Revenue Growth: 2017 - 2020(Projected)

CanB Corp
A Health & Wellness Company


Revenue Growth YOY
$ 000's By Year
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
2017
2018
2019
2020
Revenue in $000's- 2020 (Extrapolated to Year End)

Management Team



Marco Alfonsi
Chairman, Director, & CEO

- 20-year career as financial service professional where he was directly and indirectly involved in raising over $100M for small and medium sized businesses
- Owned, operated, financed and sold several businesses
- Held senior management positions with a number of financial institutions



Stanley L. Teeple
Director & CFO

- Former Senior Vice President, Corporate Secretary, and Chief Compliance Officer of Solis Tek, Inc.
- Held numerous senior management positions in several public and private companies across a broad spectrum of industries



Philip P. Scala
Chief Operating Officer

- Mr. Scala is the founder and CEO of Pathfinder Consultants International, Inc. ("Pathfinder") since 2008. Pathfinder offers unique expertise and insights, and delivers the information needed to make informed decisions, whether in times of crisis or while simply running your business
- Prior to forming Pathfinder, Mr. Scala served the United States both as a Commissioned Officer in the US Army for five years followed by his 29 years of service with the FBI. Mr. Scala received his bachelor's degree and MBA in accounting from St. John's University; he also earned a Master of Arts degree in Psychology from New York University.

CanBCorp
A Health & Wellness Company

Directors & Advisory Boards

Directors

Marco Alfonsi
Chairman, Director & CEO CanB Corp.

Stan Teeple
Director & CFO CanB Corp.

Fredrick Alger Boyer, Jr.
Independent Director
Served as Head of Equities for the New York based investment bank H.C. Wainwright & Co. Prior leadership roles include work with Rodman & Renshaw, Oppenheimer, Piper Jaffray, and Credit Suisse in New York, San Francisco, and Minneapolis.

James F. Murphy
Independent Director
Founder and President of Sutton Associates. From 1980 to 1984, Mr. Murphy was an Assistant Special Agent in Charge with the Federal Bureau of Investigation,

Senator Ron Silver
Independent Director
Former Florida Senate majority leader and chairman of both the Appropriations Subcommittee on Health and Human Services and Criminal Justice

Medical

Matt Ferene, D.O.
Works at level 1 trauma center in Fort Lauderdale, Florida. Assistant clinical professor for NOVA and for FIU

Patrick Frarellone, M.D. RH (AHG) FIM
Integrative physician in New York City.
Registered Herbalist RH and a member of the American Herbal Guild

Robert A. Kornfeld, M.D.
First holistic oriented podiatrist in the U.S. Expert in homeopathic injection therapy, nutritional and herbal medicine, lower extremity biomechanics and functional medicine

Corporate

John Bach, Esq.
Chief Business Development Officer, and General Counsel to The Whitmore Agency, Garden City, NY.

Dr. Peter Ghazvini
Rehabilitation chiropractor focused on restoring a patient's functional abilities to pre-injury or pre- disease status

Steven Medina, Esq.
Well-recognized and seasoned healthcare professional in corporate compliance

Jason Wynn, Esq.
General counsel for the Florida Osteopathic Medical Association (FOMA), the Florida Podiatric Medical Association (FPMA) and the Florida Society of Hearing Healthcare Professionals (FSHHP)

CanB Corp

A Health & Wellness Company

Stock Symbol: CANB

CANBCORP.COM (516) 595-9544

Stock Information*		Operational Overview	
Exchange / Ticker:	OTCQB: CANB	Headquarters:	Hicksville, NY
Stock Price:	$.75	No. Employees:	20
Market Cap.	$3M	Founded:	2015
No. Shares Outstanding:	3.86 M	Fiscal Year:	Dec. 31
No. of Shareholders:	4,691	2019 Dec YE Revenue:	$2.3 M

* As of 8/21/2020

THANK YOU

Marco Alfonsi
marco@canbiola.com

Stan Teeple
stan@canbiola.com